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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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        Date of Report (Date of earliest event reported) August 15, 2006

                               INFOCROSSING, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                 0-20824              13-3252333
    (State or other jurisdiction    (Commission            (IRS Employer
          Of incorporation)         File Number)         Identification No.)



      2 CHRISTIE HEIGHTS STREET LEONIA, NEW JERSEY               07605
        (Address of principal executive offices)               (Zip Code)

                                 (201) 840-4700
              (Registrant's telephone number, including area code.)


                                       N/A
         (Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A. 2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))




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SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

This report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, but not limited to: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of the Company's products and services in the marketplace; competitive factors; closing contracts with new customers and renewing contracts with existing customers on favorable terms; expanding services to existing customers; new products; technological changes; the Company's dependence upon third-party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Infocrossing Healthcare Services, Inc., f/k/a Verizon Information Technologies Inc., and Infocrossing, LLC, f/k/a/ (i)Structure, LLC; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 7.01 REGULATION FD DISCLOSURE

By means of the press release attached herewith as Exhibit 99, the Company announced today that it has been named to CMP Media, Inc.'s CRN Fast-Growth
100 list of fastest growing solution providers, based on two-year revenue growth through 2005. In the July 24, 2006 publication of CRN, Infocrossing ranked number 38 with revenue growth of 167.99% for the period. This was the first time Infocrossing appeared on the list.


ITEM 9.01(d) EXHIBITS

The following materials are attached as exhibits to this Current Report on Form 8-K, and are incorporated herein by reference:

EXHIBIT
NUMBER                                 DESCRIPTION
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   99          Press Release of the Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 2006              INFOCROSSING, INC.
                                   Registrant

                                   By:  /s/ NICHOLAS J. LETIZIA
                                        ---------------------------
                                        Name: Nicholas J. Letizia
                                        Title:  SVP, General Counsel & Secretary




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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                                 DESCRIPTION
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   99          Press Release of the Company

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